UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Calavo Growers, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Your Vote Counts! CALAVO GROWERS, INC. 2023 Annual Meeting Vote by April 25, 2023 11:59 PM ET You invested in CALAVO GROWERS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* April 26, 2023 1:00 p.m., PDT 15765 W. Telegraph Road Santa Paula, California 93060 Or meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CVGW2023 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99272-P86977 CALAVO GROWERS, INC. 1141A CUMMINGS ROAD SANTA PAULA, CA 93060 ATTN: SHAWN MUNSELL

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99273-P86977 1. ELECTION OF DIRECTORS Nominees: 2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CALAVO GROWERS, INC. FOR THE YEAR ENDING OCTOBER 31, 2023 3. ADVISORY VOTE APPROVING THE EXECUTIVE COMPENSATION DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT 4. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors, at present, knows of no other business to be presented at the meeting. For For For 01) Farha Aslam 02) Marc L. Brown 03) Michael A. DiGregorio 04) James D. Helin 05) Steven Hollister 06) Kathleen M. Holmgren 07) Brian Kocher 08) J. Link Leavens 09) Adriana G. Mendizabal